Exhibit 10.21




                               ADVISORY AGREEMENT



     THIS ADVISORY AGREEMENT (the "Agreement") is made this 1st day of April, 2004, by and between the BLACKMOR GROUP, INC. ("Advisor"), and BIDVILLE, INC., a corporation with its offices located in West Palm Beach, Florida (the "Company").

     WHEREAS, Advisor and Advisor's Personnel (as identified below) have experience in evaluating and effecting mergers and acquisitions, advising corporate management, and in performing general administrative duties for publicly-held companies and development stage investment ventures; and

     WHEREAS, the Company desires to retain Advisor to advise and assist the Company in its development on the terms and conditions set forth below,

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Advisor agree as follows:

1.   ENGAGEMENT

The Company hereby retains Advisor, effective as of the date hereof (the "Effective Date") and continuing until termination, as provided herein, to assist the Company in its effecting the purchase of businesses and assets relative to its business and growth strategy, resolution of outstanding debt and obligations of the Company, preparation of registration statements, the introduction of the Company to brokers and dealers, potential investors, public relations firms and consultants and others that may assist the Company in its plans and future development (the "Services"). The Services are to be provided on a "best efforts" basis directly and through Advisor's officers and others employed or retained and under the direction of Advisor ("Advisor's Personnel"); provided, however, that the Services shall expressly exclude all legal advice, accounting services or other services which require licenses or certification which Advisor may not have, including capital raising.



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Gerald Parker
Blackmor Group Consulting Agreement
Page 2


2.   TERM

This Agreement shall have an initial term of one (1) year (the "Primary Term"), commencing with the Effective Date. At the conclusion of the Primary Term, this Agreement will automatically be extended on an annual basis (the "Extension Period") unless Advisor or the Company shall serve written notice on the other party terminating the Agreement. Any notice to terminate given hereunder shall be in writing and shall be delivered at least thirty (30) days prior to the end of the Primary Term or any subsequent Extension Period.


3.   TIME AND EFFORT OF ADVISOR

Advisor shall allocate time and Advisor's Personnel as it deems necessary to provide the Services. The particular amount of time may vary from day to day or week to week. Except as otherwise agreed, Advisor's monthly statement identifying, in general, tasks performed for the Company shall be conclusive evidence that the Services have been performed. Additionally, in the absence of wilful misfeasance, bad faith, negligence or reckless disregard for the obligations or duties hereunder by Advisor, neither Advisor nor Advisor's Personnel shall be liable to the Company or any of its shareholders for any act or omission in the course of or connected with rendering the Services including but not limited to losses that may be sustained in any corporate act in any subsequent Business Opportunity (as defined herein) undertaken by the Company as a result of advice provided by Advisor or Advisor's Personnel.


4.   COMPENSATION

The Company agrees to pay advisor a fee for the Services ("Advisory Fee") by way of the delivery by the Company of 100,000 options to purchase BVLE shares at $2 for two years. These options shall either have a cashless exercise provision or the shares underlying the options are to be registered. All shares transferred are considered fully earned and non-assessable as if the date hereof.

As part of this engagement, Blackmor shall pay all its own expenses, including travel, entertainment and communication costs. If BVLE requests that Blackmor or its representatives make any extraordinary trips, such as overseas travel or a multi-city road show, BVLE shall reimburse Blackmor for the expenses associated with that travel.


5.   PLACE OF SERVICE

The Services provided by Advisor or Advisor's Personnel hereunder will be performed at Advisor's offices except as otherwise mutually agreed by Advisor and the Company.



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Gerald Parker
Blackmor Group Consulting Agreement
Page 3


6.   INDEPENDENT CONTRACTOR

Advisor and Advisor's Personnel will act as an independent contractor in the performance of its duties under this Agreement. Accordingly, Advisor will be responsible for payment of all federal, state, and local taxes on compensation paid under this Agreement, including income and social security taxes, unemployment insurance, and any other taxes due relative to Advisor's Personnel, and any and all business license fees as may be required. This Agreement neither expressly nor impliedly creates a relationship of principal and agent, or employee and employer, between Advisor's Personnel and the Company. Neither Advisor nor Advisor's Personnel are authorized to enter into any agreement on behalf of the Company. The Company expressly retains the right to approve, in its sole discretion, each Asset Opportunity or Business Opportunity introduced by Advisor, and to make all final decisions with respect to effecting a transaction on any Business Opportunity.


7.   REJECTED ASSET OPPORTUNITY OR BUSINESS OPPORTUNITY

If, during the Primary Term of this Agreement or any Extension Period, the Company elects not to proceed to acquire, participate or invest in any Business Opportunity identified and/or selected by Advisor, notwithstanding the time and expense the Company may have incurred reviewing such transaction, such Business Opportunity shall revert back to and become proprietary to Advisor, and Advisor shall be entitled to acquire or broker the sale or investment in such rejected Business Opportunity for its own account, or submit such assets or Business Opportunity elsewhere. In such event, Advisor shall be entitled to any and all profits or fees resulting from Advisor's purchase, referral or placement of any such rejected Business opportunity, or the Company's subsequent purchase or financing with such Business Opportunity in circumvention of Advisor.


8.   NO AGENCY EXPRESSED OR IMPLIED

This Agreement neither expressly or impliedly creates a relationship of principal and agent between the Company and Advisor, or employee and employer between Advisor's Personnel and the Company.

9.   TERMINATION

The Company and Advisor may terminate this Agreement prior to the expiration of the Primary Term upon thirty (30) days written notice with mutual written consent. Failing to have mutual consent, without prejudice to any other remedy to which the terminating party may be entitled, if any, either party may terminate this Agreement with thirty (30) days written notice under the following conditions:

     (A)  By the Company

     (i) If, during the Primary Term of this Agreement or any Extension Period, Advisor is unable to provide the Services as set forth herein for thirty
     (30) consecutive business days because of illness, accident, or other incapacity of Advisor's Personnel; or


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Gerald Parker
Blackmor Group Consulting Agreement
Page 4




     (ii) If Advisor wilfully breaches or neglects the duties required to be performed hereunder; or

     (B)  By Advisor

     (i) If the Company breaches this Agreement or fails to make any payments or provide information required hereunder; or

     (ii) If the Company ceases business or, other than in an Initial Merger, sells a controlling interest to a third party, or agrees to a consolidation or merger of itself with or into another corporation, or enters into such a transaction outside of the scope of this Agreement, or sell substantially all of its assets to another corporation, entity or individual outside of the scope of this Agreement; or

     (iii) If the Company, subsequent to the execution hereof, has a receiver appointed for its business or assets, or otherwise becomes insolvent or unable to timely satisfy its obligations in the ordinary course of, including but not limited to, the obligation to pay the Initial Fee, the Transaction Fee, or the Advisory Fee; or

     (iv) If the company, subsequent to the execution hereof, institutes, makes a general assignment for the benefit of creditors, has instituted against it any bankruptcy proceeding for reorganization for rearrangement of its financial affairs, files a petition in a court of Bankruptcy, or is adjudicated a bankrupt; or

     (v) If any of the disclosures made herein or subsequent hereto by the Company to Consultant are determined to be materially false or misleading.

10.  INDEMNIFICATION

Subject to the provisions herein, the Company and Advisor agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest penalties, attorneys' fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from any action or a breach of any representation, warranty, covenant, condition, or agreement of the other party to this Agreement.


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Gerald Parker
Blackmor Group Consulting Agreement
Page 5


11.  REMEDIES

Advisor and the Company acknowledge that in the event of a breach of this Agreement by either party, money damages would be inadequate and the non-breaching party would have no adequate remedy at law. Accordingly, in the event of any controversy concerning the rights or obligations under the Agreement, such rights or obligations shall be enforceable in a court of equity by a decree of specific performance. Such remedy, however, shall be cumulative and nonexclusive and shall be in addition to any other remedy to which the parties may be entitled.


12.  MISCELLANEOUS

     (A) SUBSEQUENT EVENTS. Advisor and the Company each agree to notify the other party if, subsequent to the date of this Agreement, either party incurs obligation which could compromise its efforts and obligations under this Agreement.

     (B) AMENDMENT. This Agreement may be amended or - modified at any time and in any manner only by an instrument in writing executed by the parties hereto.

     (C) FURTHER ACTIONS AND ASSURANCES. At any time, and from time to time, each party agrees at its or their own expense, to take actions and to execute and deliver documents as may be reasonably necessary to effectuate the purposes of this Agreement.

     (D) WAIVER. Any failure of any party to this Agreement to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed. The failure of any party to this Agreement to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision or a waiver of the rights of such party thereafter to enforce each and every such provision. No waiver of any breach of or noncompliance with this Agreement shall be held to be a waiver of any other or subsequent breach or noncompliance.




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Gerald Parker
Blackmor Group Consulting Agreement
Page 6


     (E) ASSIGNMENT. Neither this Agreement nor any right created by it shall be assignable by either party without the prior written consent of the other.

     (F) NOTICES. Any notice or other communication - required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, or when sent by facsimile transmission charges prepaid (prepared?), provided that the communication as addressed:


(i)  In the case of the Company:

              Bidville, Inc.
              625 N. Flagler Drive, Suite 509
              West Palm Beach, Florida 33401
              Telephone:        (561) 820-2444
              Fax:              (561) 820-9913

(ii) In the case of the Advisor:

              The Blackmor Group
              11294 Hawk Hollow
              Lake Worth, FL 33467
              Telephone:        (561) 279-0140
              Fax:              (561) 279-0056

or to such other person or address designated in writing by the Company or Advisor to receive notice.

     (G) HEADINGS . The section and subsection heading in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (H) GOVERNING LAW. This Agreement was negotiated and is being contracted for in Florida and shall be governed by the laws of the State of Florida and the United States of America, notwithstanding any conflict-of- law provision to the contrary.


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Gerald Parker
Blackmor Group Consulting Agreement
Page 7


     (I) BINDING EFFECT. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

     (J) ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter of this Agreement. No oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist.

     No representations, warranties, covenants, or conditions, expressed or implied, other than as set forth herein, have been made by either party.

     (K)  SEVERABILITY.   If  any  part  of  this  Agreement  is  deemed  to  be
unenforceable, the balance of the Agreement shall remain in full force and effect.

     (L) COUNTERPARTS. A facsimile, telecopy, or other reproduction of this Agreement may be executed simultaneously in two or m ore counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, by one or more parties hereto and such executed copy may be delivered pursuant to which the signature of or on behalf of such party can be seen. In this event, such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original if this Agreement as well as any facsimile, telecopy or other reproduction hereof.

     (M) TIME IS OF THE ESSENCE. Time is of the essence of this Agreement and of each and every provision hereof.




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Gerald Parker
Blackmor Group Consulting Agreement
Page 8


     IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.




The "Company"                             "Advisor"
Bidville, Inc.                            The Blackmor Group Consulting

By:                                       By:
/s/ Gerald Parker                         /s/ John Moran
------------------------------            -------------------------------
Gerald Parker, Chairman                   John Moran











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